EXHIBIT 4.1

                                Medical Manager
                                  Corporation

                          MEDICAL MANAGER CORPORATION
                    INCORPORATED UNDER THE LAWS OF DELAWARE

      NUMBER                                                SHARES
      MM ____                                                ____
   COMMON STOCK                                       CUSIP 58461U 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTITIFES that

                __________________________________________________________


is the owner of
                __________________________________________________________
                FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) PER SHARE OF THE COMMON STOCK OF

Medical Manager Corporation (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Certificate of Incorporation and By-Laws of the Corporation and any amendments thereto, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

             WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[Corporate Seal of       Dated: _______________
 Medical Manager
  Corporation]

                         /s/ Charles A. Mele              /s/ Martin J. Wygod
                             Secretary                        Chairman

COUNTERSIGNED AND REGISTERED:
                    REGISTRAR AND TRANSFER COMPANY
                                                       TRANSFER AGENT
BY _______________________________________________      AND REGISTRAR

                                                 AUTHORIZED SIGNATURE

                          MEDICAL MANAGER CORPORATION

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common            UNIF GIFT MIN ACT-____Custodian____
TEN ENT   - as tenants by the entireties                     (Cust)     (Minor)
JT TEN    - as joint tenants with right            under Uniform Gifts to Minors
            of survivorship and not as             Act__________________
            tenants in common                              (State)


    Additional abbreviations may also be used though not in the above list.



         For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE  INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
|                                      |
|______________________________________|________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_________________________



                         _______________________________________________________
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.